UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2017
Date of report (date of earliest event reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36794	46-4845564
(Commission File Number)	(IRS Employer Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of Principal Executive Offices)  (Zip Code)

(302) 773-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 23, 2017, The Chemours Company (the “Company”) closed the public underwritten offering (the “Offering”) of $500,000,000 aggregate principal amount of the Company’s 5.375% Senior Notes due 2027 (the “Notes”), pursuant to the Underwriting Agreement, dated May 9, 2017, by and among the Company, the guarantors named therein (the “Guarantors”) and the several underwriters named therein. The Notes were issued pursuant to the Indenture, dated as of May 23, 2017 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 23, 2017, among the Company, the Guarantors and the Trustee, regarding the Notes (the “First Supplemental Indenture”). The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-217642).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, the Base Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the First Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K, and each is incorporated herein by reference. The foregoing description of the Notes and other documents relating to the Offering does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

On May 9, 2017, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On May 9, 2017, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. On May 23, 2017, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated May 9, 2017, by and among The Chemours Company, the guarantors named therein and the several underwriters named therein.

Exhibit 4.1	Indenture (for senior debt securities), dated as of May 23, 2017, by and between The Chemours Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of May 23, 2017, by and among The Chemours Company, the guarantors named therein and U.S. Bank National Association, as trustee.

Exhibit 4.3	Specimen 5.375% Senior Note due 2027.

Exhibit 5.1	Opinion of Morrison & Foerster LLP.

Exhibit 5.2	Opinion of Locke Lord LLP.

Exhibit 5.3	Opinion of Ballard Spahr LLP.

Exhibit 5.4	Opinion of Butler Snow LLP.

Exhibit 23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3).

Exhibit 23.4	Consent of Butler Snow LLP (included in Exhibit 5.4).

Exhibit 99.1	Press release dated May 9, 2017 issued by The Chemours Company.

Exhibit 99.2	Press release dated May 9, 2017 issued by The Chemours Company.

Exhibit 99.3	Press release dated May 23, 2017 issued by The Chemours Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

Date: May 23, 2017	By:	/s/ Mark E. Newman
	Name:	Mark E. Newman
	Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 9, 2017, by and among The Chemours Company, the guarantors named therein and the several underwriters named therein.

Exhibit 4.1	Indenture (for senior debt securities), dated as of May 23, 2017, by and between The Chemours Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of May 23, 2017, by and among The Chemours Company, the guarantors named therein and U.S. Bank National Association, as trustee.

Exhibit 4.3	Specimen 5.375% Senior Note due 2027.

Exhibit 5.1	Opinion of Morrison & Foerster LLP.

Exhibit 5.2	Opinion of Locke Lord LLP.

Exhibit 5.3	Opinion of Ballard Spahr LLP.

Exhibit 5.4	Opinion of Butler Snow LLP.

Exhibit 23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Locke Lord LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3).

Exhibit 23.4	Consent of Butler Snow LLP (included in Exhibit 5.4).

Exhibit 99.1	Press release dated May 9, 2017 issued by The Chemours Company.

Exhibit 99.2	Press release dated May 9, 2017 issued by The Chemours Company.

Exhibit 99.3	Press release dated May 23, 2017 issued by The Chemours Company.